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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 10, 2003

                             RELIANT RESOURCES, INC.
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                       1-16455                 76-0655566
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


            1000 MAIN STREET
             HOUSTON, TEXAS                                            77002
(Address of Principal Executive Offices)                            (Zip Code)


       Registrant's telephone number, including area code: (713) 497-3000

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In this Form 8-K, and in the Exhibit included as part of the Form 8-K, "Reliant
Resources" refers to Reliant Resources, Inc., and "we," "us" and "our" refer to Reliant Resources, Inc. and its subsidiaries, unless we specify or the context indicates otherwise.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         As previously announced, we completed the sale of our European energy operations to nv Nuon, a Netherlands-based electricity distributor on December 10, 2003. The sale was effected in a stock transaction. At the closing of the transaction, we received cash consideration of approximately $1.3 billion ((a)1.1 billion), inclusive of a cash dividend paid at closing by our European operating company. Pursuant to the share purchase agreement, we are also entitled to receive a contingent payment based on any future dividends or liquidation proceeds of NEA, the former coordinating entity for the Dutch generation sector. The amount of consideration for the transaction was determined by negotiation among the parties. Our European energy operations included approximately 3,500 megawatts of generating capacity in The Netherlands and related commercial operations.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (b) Proforma Financial Information.

             The required financial information was previously filed as part of the following reports with the Securities and Exchange Commission:

             o  Current Report on Form 8-K filed November 14, 2003 (Items 5 and
                7);

             o Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003;

             o Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2003; and

             o Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2003.

         (c) Exhibits.

             99.1 Press Release issued by Reliant Resources, Inc. dated December 10, 2003.

            *99.2 Share Purchase Agreement, dated as of February 28, 2003, among Reliant Energy Europe Inc., Reliant Energy Wholesale (Europe) Holdings B. V., n.v. Nuon and Reliant Resources, Inc. (incorporated by reference from our Current Report on Form 8-K filed on September 26, 2003)

         * Previously filed.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 RELIANT RESOURCES, INC.
                                                      (Registrant)



Date: December 22, 2003                     By:  /s/ Thomas C. Livengood
                                               ---------------------------------
                                                 Thomas C. Livengood
                                                 Vice President and Controller

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                                  EXHIBIT INDEX


Exhibit
Number   Exhibit Description
-------  -------------------

  99.1   Press Release issued by Reliant Resources, Inc. on December 10, 2003.

 *99.2 Share Purchase Agreement, dated as of February 28, 2003, among Reliant Energy Europe Inc., Reliant Energy Wholesale (Europe) Holdings B. V., n.v. Nuon and Reliant Resources, Inc. (incorporated by reference from our Current Report on Form 8-K filed on September 26, 2003).

* Previously filed.